Exhibit 99.1

Broadcom Inc. Announces Second Quarter Fiscal Year 2020 Financial Results and Quarterly Dividends

•Revenue of $5,742 million; GAAP net income of $563 million; Adjusted EBITDA of $3,209 million
•GAAP diluted EPS of $1.17; Non-GAAP diluted EPS of $5.14
•$3,065 million of free cash flow from operations, defined as cash from operations of $3,213 million less capital expenditures of $148 million
•Quarterly common stock dividend of $3.25 per share
•Third quarter revenue guidance of $5.75 billion plus or minus $150 million
•Third quarter Adjusted EBITDA guidance of $3,220 million plus or minus $75 million, or 56% of revenue at the midpoint of guidance 1

SAN JOSE, Calif. - June 4, 2020 - Broadcom Inc. (Nasdaq: AVGO), a global technology leader that designs, develops and supplies semiconductor and infrastructure software solutions, today reported financial results for its second quarter of fiscal year 2020, ended May 3, 2020, provided guidance for the third quarter of its fiscal year 2020 and announced its quarterly dividends.

“Second quarter results were in-line with our expectations, and saw limited impact from the effects of COVID-19,” said Hock Tan, President and CEO of Broadcom Inc. “Looking ahead, our third quarter guidance for semiconductors reflects a surge in demand from cloud, telecom and enterprise customers, offset by supply chain constraints and an expected substantial reset in wireless. We remain focused on investing in our diverse set of mission critical semiconductor and software franchises, while carefully managing our expenses in this uncertain environment.”

“We generated record quarterly free cash flow of over $3 billion and reinforced our balance sheet, ending the quarter with over $9 billion of cash,” said Tom Krause, CFO of Broadcom Inc. “Given our strong free cash flow generation, healthy balance sheet and enhanced liquidity position, we remain committed to maintaining our dividend while we navigate these unprecedented times.”

________________________________
1 The Company is not readily able to provide a reconciliation of the projected non-GAAP financial information presented to the relevant projected GAAP measure without unreasonable effort.

Second Quarter Fiscal Year 2020 Financial Highlights

	GAAP			Non-GAAP
(Dollars in millions, except per share data)	Q2 20	Q2 19	Change	Q2 20	Q2 19	Change
Net revenue	$5,742	$5,517	+4%	$5,742	$5,517	+4%
Net income	$563	$691	-$128	$2,323	$2,334	-$11
Earnings per common share - diluted	$1.17	$1.64	-$0.47	$5.14	$5.21	-$0.07

(Dollars in millions)				Q2 20	Q2 19	Change
Cash flow from operations				$3,213	$2,667	+$546
Adjusted EBITDA				$3,209	$3,114	+$95
Free cash flow				$3,065	$2,542	+$523

Net revenue by segment
(Dollars in millions)	Q2 20		Q2 19		Change
Semiconductor solutions	$4,027	70%	$4,104	74%	-2%
Infrastructure software	1,715	30	1,413	26	+21%
Total net revenue	$5,742	100%	$5,517	100%

The Company’s cash and cash equivalents at the end of the second fiscal quarter were $9,207 million, compared to $6,444 million at the end of the prior quarter.

During the second fiscal quarter, the Company generated $3,213 million in cash from operations and spent $148 million on capital expenditures.

On March 31, 2020, the Company paid a cash dividend of $3.25 per share of common stock, totaling $1,306 million and a cash dividend of $20.00 per share of mandatory convertible preferred stock, totaling $75 million.

The differences between the Company’s GAAP and non-GAAP results are described generally under “Non-GAAP Financial Measures” below, and presented in detail in the financial reconciliation tables attached to this release.

Third Quarter Fiscal Year 2020 Business Outlook

Based on current business trends and conditions, the outlook for the third quarter of fiscal year 2020, ending August 2, 2020, is expected to be as follows:

•Third quarter revenue guidance of $5.75 billion plus or minus $150 million; and
•Third quarter Adjusted EBITDA of $3,220 million plus or minus $75 million, or 56% of revenue at the midpoint of guidance.

The guidance provided above is only an estimate of what the Company believes is realizable as of the date of this release. The Company is not readily able to provide a reconciliation of projected Adjusted EBITDA to projected net income without unreasonable effort. Actual results will vary from the guidance and the variations may be material. The Company undertakes no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Quarterly Dividends

The Company’s Board of Directors has approved a quarterly cash dividend on its common stock of $3.25 per share. The common stock dividend is payable on June 30, 2020 to common stockholders of record at the close of business (5:00 p.m. Eastern Time) on June 22, 2020.

The Company’s Board of Directors has also approved a quarterly cash dividend on its 8.00% Mandatory Convertible Preferred Stock, Series A, of $20.00 per share. This dividend is payable on June 30, 2020 to preferred stockholders of record at the close of business (5:00 p.m. Eastern Time) on June 15, 2020.

Financial Results Conference Call

Broadcom Inc. will host a conference call to review its financial results for the second quarter of fiscal year 2020, ended May 3, 2020, and to discuss the business outlook, today at 2:00 p.m. Pacific Time. Those wishing to access the call should dial (866) 310-8712; International +1 (720) 634-2946. The passcode is 7865139. A replay of the call will be accessible for one week after the call. To access the replay dial (855) 859-2056; International +1 (404) 537-3406; and reference the passcode: 7865139. A webcast of the conference call will also be available in the “Investors” section of Broadcom’s website at www.broadcom.com.

Basis of Presentation

The Company’s financial results include contributions from the Symantec enterprise security business’ continuing operations starting in the first quarter of fiscal year 2020. The financial results from businesses that have been classified as discontinued operations in the Company’s financial statements are not included in the results presented above, unless otherwise stated.

Non-GAAP Financial Measures

In addition to GAAP reporting, Broadcom provides investors with net revenue, net income, operating income, gross margin, operating expenses, cash flow and other data on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangible assets, stock-based compensation expense, restructuring, impairment and disposal charges, acquisition-related costs, including integration costs, purchase accounting effect on inventory, litigation settlements, loss on debt extinguishment, gain from lapse of indemnification, gains (losses) on investments, income (loss) from discontinued operations and non-GAAP tax reconciling adjustments. Management does not believe that these items are reflective of the Company’s underlying performance. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating the core operating performance of the Company, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to the Company’s operations, and benchmarking performance externally against the Company’s competitors. The exclusion of these and other similar items from Broadcom’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Free cash flow measures have limitations as they omit certain components of the overall cash flow statement and do not represent the residual cash flow available for discretionary expenditures. Investors should not consider presentation of free cash flow measures as implying that stockholders have any right to such cash. Broadcom’s free cash flow may not be calculated in a manner comparable to similarly named measures used by other companies.

Broadcom believes this non-GAAP financial information provides additional insight into the Company’s on-going performance. Therefore, Broadcom provides this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release.

About Broadcom Inc.

Broadcom Inc., (NASDAQ: AVGO), a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom's category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation. For more information, go to www.broadcom.com.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has, and will likely continue to, negatively impact the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of Symantec Corporation’s Enterprise Security business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:
Broadcom Inc.
Beatrice F. Russotto
Investor Relations
408-433-8000
investor.relations@broadcom.com

BROADCOM INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
(IN MILLIONS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended			Two Fiscal Quarters Ended
	May 3, 2020	February 2, 2020	May 5, 2019	May 3, 2020	May 5, 2019

Net revenue	$5,742	$5,858	$5,517	$11,600	$11,306
Cost of revenue:
Cost of revenue	1,592	1,636	1,592	3,228	3,284
Amortization of acquisition-related intangible assets	954	950	826	1,904	1,659
Restructuring charges	7	8	10	15	66
Total cost of revenue	2,553	2,594	2,428	5,147	5,009
Gross margin	3,189	3,264	3,089	6,453	6,297
Research and development	1,269	1,289	1,151	2,558	2,284
Selling, general and administrative	501	601	419	1,102	890
Amortization of acquisition-related intangible assets	599	603	473	1,202	949
Restructuring, impairment and disposal charges	54	57	76	111	649
Total operating expenses	2,423	2,550	2,119	4,973	4,772
Operating income	766	714	970	1,480	1,525
Interest expense	(487)	(406)	(376)	(893)	(721)
Other income (expense), net	130	(4)	63	126	131
Income from continuing operations before income taxes	409	304	657	713	935
Benefit from income taxes	(159)	(76)	(36)	(235)	(239)
Income from continuing operations	568	380	693	948	1,174
Income (loss) from discontinued operations, net of income taxes	(5)	5	(2)	—	(12)
Net income	563	385	691	948	1,162
Dividends on preferred stock (1)	(75)	(74)	—	(149)	—
Net income attributable to common stock	$488	$311	$691	$799	$1,162

Basic income per share attributable to common stock:
Income per share from continuing operations	$1.23	$0.77	$1.75	$2.00	$2.94
Income (loss) per share from discontinued operations	(0.01)	0.01	(0.01)	—	(0.03)
Net income per share	$1.22	$0.78	$1.74	$2.00	$2.91

Diluted income per share attributable to common stock (2):
Income per share from continuing operations	$1.18	$0.73	$1.64	$1.91	$2.80
Income (loss) per share from discontinued operations	(0.01)	0.01	—	—	(0.03)
Net income per share	$1.17	$0.74	$1.64	$1.91	$2.77

Weighted-average shares used in per share calculations:
Basic	401	398	397	400	399
Diluted	417	420	422	419	420

Stock-based compensation expense included in continuing operations:
Cost of revenue	$41	$43	$41	$84	$75
Research and development	373	391	371	764	682
Selling, general and administrative	103	111	132	214	252
Total stock-based compensation expense	$517	$545	$544	$1,062	$1,009

(1) For the fiscal quarter and two fiscal quarters ended May 3, 2020 and the fiscal quarter ended February 2, 2020, net income attributable to common stock excludes dividends on Mandatory Convertible Preferred Stock issued during the fiscal quarter ended November 3, 2019.
(2) For the fiscal quarter and two fiscal quarters ended May 3, 2020 and the fiscal quarter ended February 2, 2020, diluted income per share excluded the potentially dilutive effect of Mandatory Convertible Preferred Stock as the impact was antidilutive.

BROADCOM INC.
FINANCIAL RECONCILIATION: GAAP TO NON-GAAP — UNAUDITED
(IN MILLIONS)

	Fiscal Quarter Ended			Two Fiscal Quarters Ended
	May 3, 2020	February 2, 2020	May 5, 2019	May 3, 2020	May 5, 2019

Gross margin on GAAP basis	$3,189	$3,264	$3,089	$6,453	$6,297
Purchase accounting effect on inventory	—	11	—	11	—
Amortization of acquisition-related intangible assets	954	950	826	1,904	1,659
Stock-based compensation expense	41	43	41	84	75
Restructuring charges	7	8	10	15	66
Acquisition-related costs	5	1	5	6	7
Gross margin on non-GAAP basis	$4,196	$4,277	$3,971	$8,473	$8,104

Research and development on GAAP basis	$1,269	$1,289	$1,151	$2,558	$2,284
Stock-based compensation expense	373	391	371	764	682
Acquisition-related costs	5	7	1	12	3
Research and development on non-GAAP basis	$891	$891	$779	$1,782	$1,599

Selling, general and administrative expense on GAAP basis	$501	$601	$419	$1,102	$890
Stock-based compensation expense	103	111	132	214	252
Acquisition-related costs	95	175	44	270	134
Litigation settlements	29	13	—	42	—
Selling, general and administrative expense on non-GAAP basis	$274	$302	$243	$576	$504

Total operating expenses on GAAP basis	$2,423	$2,550	$2,119	$4,973	$4,772
Amortization of acquisition-related intangible assets	599	603	473	1,202	949
Stock-based compensation expense	476	502	503	978	934
Restructuring, impairment and disposal charges	54	57	76	111	649
Litigation settlements	29	13	—	42	—
Acquisition-related costs	100	182	45	282	137
Total operating expenses on non-GAAP basis	$1,165	$1,193	$1,022	$2,358	$2,103

Operating income on GAAP basis	$766	$714	$970	$1,480	$1,525
Purchase accounting effect on inventory	—	11	—	11	—
Amortization of acquisition-related intangible assets	1,553	1,553	1,299	3,106	2,608
Stock-based compensation expense	517	545	544	1,062	1,009
Restructuring, impairment and disposal charges	61	65	86	126	715
Litigation settlements	29	13	—	42	—
Acquisition-related costs	105	183	50	288	144
Operating income on non-GAAP basis	$3,031	$3,084	$2,949	$6,115	$6,001

Interest expense on GAAP basis	$(487)	$(406)	$(376)	$(893)	$(721)
Loss on debt extinguishment	93	5	26	98	26
Interest expense on non-GAAP basis	$(394)	$(401)	$(350)	$(795)	$(695)

Other income (expense), net on GAAP basis	$130	$(4)	$63	$126	$131
Gain from lapse of indemnification	(116)	—	—	(116)	—
(Gains) losses on investments	(8)	18	(40)	10	(67)
Acquisition-related gain	(3)	(4)	—	(7)	—
Other income, net on non-GAAP basis	$3	$10	$23	$13	$64

	Fiscal Quarter Ended			Two Fiscal Quarters Ended
	May 3, 2020	February 2, 2020	May 5, 2019	May 3, 2020	May 5, 2019

Income from continuing operations before income taxes on GAAP basis	$409	$304	$657	$713	$935
Purchase accounting effect on inventory	—	11	—	11	—
Amortization of acquisition-related intangible assets	1,553	1,553	1,299	3,106	2,608
Stock-based compensation expense	517	545	544	1,062	1,009
Restructuring, impairment and disposal charges	61	65	86	126	715
Litigation settlements	29	13	—	42	—
Acquisition-related costs	102	179	50	281	144
Loss on debt extinguishment	93	5	26	98	26
Gain from lapse of indemnification	(116)	—	—	(116)	—
(Gains) losses on investments	(8)	18	(40)	10	(67)
Income before income taxes on non-GAAP basis	$2,640	$2,693	$2,622	$5,333	$5,370

Benefit from income taxes on GAAP basis	$(159)	$(76)	$(36)	$(235)	$(239)
Non-GAAP tax reconciling adjustments	476	399	324	875	829
Provision for income taxes on non-GAAP basis	$317	$323	$288	$640	$590

Net income on GAAP basis	$563	$385	$691	$948	$1,162
Purchase accounting effect on inventory	—	11	—	11	—
Amortization of acquisition-related intangible assets	1,553	1,553	1,299	3,106	2,608
Stock-based compensation expense	517	545	544	1,062	1,009
Restructuring, impairment and disposal charges	61	65	86	126	715
Litigation settlements	29	13	—	42	—
Acquisition-related costs	102	179	50	281	144
Loss on debt extinguishment	93	5	26	98	26
Gain from lapse of indemnification	(116)	—	—	(116)	—
(Gains) losses on investments	(8)	18	(40)	10	(67)
Non-GAAP tax reconciling adjustments	(476)	(399)	(324)	(875)	(829)
Discontinued operations, net of income taxes	5	(5)	2	—	12
Net income on non-GAAP basis	$2,323	$2,370	$2,334	$4,693	$4,780

Weighted-average shares used in per share calculations - diluted on GAAP basis	417	420	422	419	420
Non-GAAP adjustment (1)	35	31	26	33	25
Weighted-average shares used in per share calculations - diluted on non-GAAP basis	452	451	448	452	445

Net income on non-GAAP basis	$2,323	$2,370	$2,334	$4,693	$4,780
Interest expense on non-GAAP basis	394	401	350	795	695
Provision for income taxes on non-GAAP basis	317	323	288	640	590
Depreciation	147	146	142	293	285
Amortization on non-GAAP basis	28	25	—	53	—
Adjusted EBITDA	$3,209	$3,265	$3,114	$6,474	$6,350

Net cash provided by operating activities	$3,213	$2,322	$2,667	$5,535	$4,799
Purchases of property, plant and equipment	(148)	(108)	(125)	(256)	(224)
Free cash flow	$3,065	$2,214	$2,542	$5,279	$4,575

Fiscal Quarter Ending
August 2,
Expected average diluted share count:	2020

Weighted-average shares used in per share calculation - diluted on GAAP basis	419
Non-GAAP adjustment (1)	33
Weighted-average shares used in per share calculation - diluted on non-GAAP basis	452

(1) Non-GAAP adjustment for the number of shares used in the diluted per share calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. For the fiscal quarter and two fiscal quarters ended May 3, 2020 and the fiscal quarter ended February 2, 2020, the non-GAAP adjustment included the impact of Mandatory Convertible Preferred Stock that was antidilutive on a GAAP basis. For the fiscal quarter ending August 2, 2020, the non-GAAP adjustment includes the impact of Mandatory Convertible Preferred Stock that is expected to be antidilutive on a GAAP basis.

BROADCOM INC.
CONDENSED CONSOLIDATED BALANCE SHEETS — UNAUDITED
(IN MILLIONS)

	May 3, 2020	November 3, 2019

ASSETS
Current assets:
Cash and cash equivalents	$9,207	$5,055
Trade accounts receivable, net	3,211	3,259
Inventory	953	874
Other current assets	851	729
Total current assets	14,222	9,917
Long-term assets:
Property, plant and equipment, net	2,618	2,565
Goodwill	43,457	36,714
Intangible assets, net	19,909	17,554
Other long-term assets	1,342	743
Total assets	$81,548	$67,493

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,230	$855
Employee compensation and benefits	494	641
Current portion of long-term debt	819	2,787
Other current liabilities	4,058	2,616
Total current liabilities	6,601	6,899
Long-term liabilities:
Long-term debt	45,044	30,011
Other long-term liabilities	5,933	5,613
Total liabilities	57,578	42,523

Preferred stock dividend obligation	28	29

Stockholders' equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	24,073	25,081
Retained earnings	—	—
Accumulated other comprehensive loss	(131)	(140)
Total stockholders' equity	23,942	24,941
Total liabilities and equity	$81,548	$67,493

BROADCOM INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS — UNAUDITED
(IN MILLIONS)

	Fiscal Quarter Ended			Two Fiscal Quarters Ended
	May 3, 2020	February 2, 2020	May 5, 2019	May 3, 2020	May 5, 2019

Cash flows from operating activities:
Net income	$563	$385	$691	$948	$1,162
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible and right-of-use assets	1,583	1,582	1,305	3,165	2,621
Depreciation	147	146	142	293	285
Stock-based compensation	517	545	544	1,062	1,009
Deferred taxes and other non-cash taxes	(175)	(72)	(94)	(247)	(473)
Loss on debt extinguishment	93	5	—	98	—
Non-cash restructuring, impairment and disposal charges	6	11	6	17	98
Non-cash interest expense	31	30	14	61	27
Other	(8)	19	(39)	11	(60)
Changes in assets and liabilities, net of acquisitions and disposals:
Trade accounts receivable, net	440	(392)	193	48	261
Inventory	(10)	40	40	30	90
Accounts payable	233	117	30	350	(139)
Employee compensation and benefits	61	(217)	(6)	(156)	(464)
Other current assets and current liabilities	118	346	(37)	464	469
Other long-term assets and long-term liabilities	(386)	(223)	(122)	(609)	(87)
Net cash provided by operating activities	3,213	2,322	2,667	5,535	4,799

Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	—	(10,870)	—	(10,870)	(16,027)
Proceeds from sales of businesses	168	—	—	168	957
Purchases of property, plant and equipment	(148)	(108)	(125)	(256)	(224)
Other	4	(9)	19	(5)	(5)
Net cash provided by (used in) investing activities	24	(10,987)	(106)	(10,963)	(15,299)

Cash flows from financing activities:
Proceeds from long-term borrowings	4,468	15,381	10,897	19,849	28,793
Repayment of debt	(4,452)	(4,537)	(12,000)	(8,989)	(12,000)
Other borrowings, net	1,025	718	1,044	1,743	1,575
Payments of dividends	(1,381)	(1,372)	(1,057)	(2,753)	(2,124)
Repurchases of common stock - repurchase program	—	—	(830)	—	(4,266)
Shares repurchased for tax withholdings on vesting of equity awards	(219)	(169)	(500)	(388)	(577)
Issuance of common stock	91	37	121	128	183
Other	(6)	(4)	(1)	(10)	(48)
Net cash provided by (used in) financing activities	(474)	10,054	(2,326)	9,580	11,536

Net change in cash and cash equivalents	2,763	1,389	235	4,152	1,036
Cash and cash equivalents at the beginning of period	6,444	5,055	5,093	5,055	4,292
Cash and cash equivalents at end of period	$9,207	$6,444	$5,328	$9,207	$5,328

Supplemental disclosure of cash flow information:
Cash paid for interest	$375	$381	$189	$756	$612
Cash paid for income taxes	$124	$131	$425	$255	$520